                        SEMIANNUAL REPORT / APRIL 30 2000

                         AIM LARGE CAP BASIC VALUE FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                [ COVER IMAGE ]

                     -------------------------------------

                  STILL LIFE WITH CURTAIN AND FLOWERED PITCHER

                                BY PAUL CEZANNE

          THE FRENCH PAINTER CEZANNE FOUND BEAUTY IN EVERYDAY OBJECTS

          WITHOUT HAVING TO REMAKE THEM. HE PAINTED WHAT HE SAW--WHAT

         EVERYONE SEES--AND HIS WORK MADE THE ORDINARY SEEM EXTRAORDI-

           NARY. IN A SIMILAR FASHION, AIM LARGE CAP BASIC VALUE FUND

         BELIEVES THAT VALUE CAN BE FOUND IN LARGE, FAMILIAR COMPANIES.

                     -------------------------------------

AIM Large Cap Basic Value Fund seeks long-term growth of capital, with current income as a secondary objective, by investing in the equity securities of large-capitalization companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Basic Value Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o   Had the advisor not absorbed fund expenses, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge.
o The fund's performance as of the close of the reporting period is reported in the managers' overview on the pages that follow. In addition, industry regulations require us to provide cumulative total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were as follows: Class A shares, inception (6/30/99), 3.33%.
o Because the fund's shares have been offered for less than a year, the returns provided are cumulative total returns that have not yet been annualized.
o Past performance does not guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Large-Cap Value Fund Index represents an average of the performance of the 30 largest large-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.
o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial securities.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

           AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                 THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                         AIM LARGE CAP BASIC VALUE FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

     [PHOTO OF      When we started AIM in 1976, we had only a table, two chairs
     Charles T.     and a telephone. At the time, Bob Graham, Gary Crum and I
       Bauer        had the idea of creating a mutual fund company that put
    Chairman of     people first. Our slogan, "people are the product," means
   the Board of     that people--our employees and our investors--are our
      THE FUND      company.
   APPEARS HERE]        Almost a quarter-century later, we've grown to more than
                    seven million investors, $176 billion in assets under
     [PHOTO OF      management and 53 retail funds. Over that time, the industry
     Robert H.      as a whole has grown from $51 billion in assets to more than
      Graham        $7 trillion today. I never dreamed we would see such
   APPEARS HERE]    phenomenal growth. You are the main reason for our success, and I want you to know how much I appreciate your loyalty and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                         AIM LARGE CAP BASIC VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


AIM LARGE CAP BASIC VALUE FUND
APPROACHES ONE-YEAR ANNIVERSARY


HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
At the close of the six months ended April 30, 2000, AIM Large Cap Basic Value Fund approached its one-year anniversary. For the reporting period, the fund's Class A shares produced cumulative total returns of 15.86% at net asset value, that is, without the effect of sales charges. The fund outperformed the Russell 1000 Index and the Lipper Large-Cap Value Index, which returned 9.72% and 2.44%, respectively, for the same period.
    The fund's net assets stood at $1.2 million on April 30.

WHAT WERE THE OVERALL MARKET TRENDS DURING THE REPORTING PERIOD?
The U.S. equity markets experienced significant volatility during the last six months. Many technology stocks that soared in 1999 came crashing back to earth in early 2000 as investors questioned those stocks' valuations. Many investors abandoned dot-com stocks, concerned that they were overvalued, lacked a clear business model and might never make a profit.
    But even the stocks of large, historically profitable old-economy companies were not immune to price declines if it appeared they might not meet earnings expectations. Investors increasingly focused on corporate profits, and many companies that failed to deliver profits to their shareholders were punished.
    There were many reasons for the markets' heightened volatility, including continued interest-rate hikes by the Federal Reserve Board (the Fed) and sometimes contradictory economic indicators. The Fed raised short-term interest rates five times during the last year for a total increase of 125 basis points (1.25%) in a preemptive effort to contain inflation. (On May 16, shortly after the close of the reporting period, the Fed raised short-term interest rates by an additional 50 basis points and signaled it may raise rates further.)
    For all the headline-making one-day dips and dives in one market benchmark or another, it is worth noting that the most widely followed market indexes all produced positive returns for the six months covered by this report. The S&P 500 rose 7.18%; the Dow eked out a 0.79% gain; and even the Nasdaq, which provoked the most hand-wringing, was up an impressive 30.14%.

WHAT SECTORS WERE REPRESENTED IN THE FUND'S PORTFOLIO?
The fund's portfolio included holdings in a variety of sectors--some of which have been ignored by investors who have rushed to embrace technology companies, and little else, in the past year. As of April 30, 2000, financials (18.6%), energy (16.0%), health care (13.4%) and capital goods (10.4%) were among the sectors most heavily represented in the fund's portfolio. Technology holdings totaled 13.2% of the fund's portfolio--just enough to contribute to fund performance, but small enough to reduce the fund's exposure to market volatility. With investor interest in technology relatively high, there are few technology companies that we consider undervalued.

WHAT MADE THE ENERGY SECTOR ATTRACTIVE?
Our energy investments appreciated significantly over the last six months. Oil prices tripled from about $11 per barrel in early 1999 to about $34 in early 2000 after OPEC member nations cut production and exports. In March 2000, OPEC announced production increases that seemed likely to stabilize oil prices in the range of $21 to $25--a range that provided major oil companies with an incentive to explore for and develop offshore reserves.
    We've concentrated our energy holdings in drilling and equipment companies that serve large integrated oil companies. Drillers and equipment providers stand to benefit most quickly from higher, sustainable oil prices. As oil prices have risen, drilling and equipment companies have raised the rates they charge their customers--the deep-pocketed integrated oil companies, not motorists at the gas pump.


CUMULATIVE TOTAL RETURNS

For the six months ended 4/30/00,
excluding sales charges

BAR GRAPH
================================================================================
LARGE CAP BASIC VALUE FUND (CLASS A SHARES)        15.86%

RUSSELL 1000 INDEX                                  9.72%

LIPPER LARGE-CAP VALUE INDEX                        2.44%
================================================================================


PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

=================================================================================================
TOP 10 EQUITY HOLDINGS                             TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------
 1. Koninklijke (Royal) Phillips                    1. Oil & Gas (Drilling & Equipment)    9.20%
    Electronics N.V.-ADR (Netherlands)    4.49%
 2. UnitedHealth Group Inc.               3.35      2. Financial (Diversified)             8.70
 3. Health Management                               3. Health Care (Hospital Management)   5.46
    Associates, Inc. - (Class A)          3.07
 4. Transocean Sedco Forex Inc.           3.06      4. Electrical Equipment                4.96
 5. Citigroup Inc.                        2.99      5. Electric Companies                  4.31
 6. First Data Corp.                      2.86      6. Retail (Food Chains)                4.21
 7. International Business Machines Corp. 2.81      7. Computers (Software & Services)     4.09
 8. Dynegy Inc. - (Class A)               2.74      8. Health Care (Managed Care)          3.35
 9. Exxon Mobil Corp.                     2.58      9. Telephone                           2.96
10. Schlumberger Ltd.                     2.57     10. Services (Data Processing)          2.86

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================

          See important fund and index disclosures inside front cover.

                         AIM LARGE CAP BASIC VALUE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


WHAT WERE SOME OF THE FUND'S TOP "CORE" HOLDINGS?
Fund managers consider "core" holdings to be large companies with proven track records, attractive business models and positive long-term outlooks. Core stocks in the fund's portfolio included Philips Electronics, the Dutch maker of televisions and VCRs, semiconductors, medical imaging equipment and light bulbs; Citigroup, the world's largest financial-services company and a leader in the credit card, banking, insurance and investment-services industries; IBM, the world's top provider of computer hardware and the second-largest provider of computer software; and Exxon Mobil, the world's largest integrated oil company (formed from the 1999 merger of Exxon and Mobil). These well-established companies have proven year in and year out their ability to grow their businesses and deliver for their shareholders.

WHAT WERE SOME OF THE FUND'S TOP VALUE HOLDINGS?
Fund managers consider a value holding to be a stock selling at a substantial discount to its "intrinsic value" (the "true" value of a company based on its estimated future cash flow). Fund managers buy a value stock when the difference between the stock's price and the company's "intrinsic value" offers a 50% return potential.
    The fund's value stocks included UnitedHealth Group, which offers a variety of health-care plans and services, including HMO, point-of-service and preferred-provider plans. Another value holding was Health Management Associates, which operates more than 30 hospitals in rural areas of 12 states. Each year the company identifies and buys a handful of financially ailing hospitals with good turnaround potential located in growing markets; it improves facilities and recruits medical specialists to attract patients who, previously, would have had to travel to major cities for medical treatment.

WHAT IS YOUR MARKET OUTLOOK?
We believe that the financial markets may remain volatile for some time to come--at least until the direction of the economy can be determined. The Fed has made clear its intention to raise short-term interest rates sufficiently to ensure that inflation remains in check. Perhaps the only thing investors abhor more than higher interest rates is uncertainty about the direction of the economy. We are optimistic that the Fed will find a way to keep the economy growing without rekindling inflation, and that would be good news for AIM Large Cap Basic Value Fund shareholders--and all investors.

                     -------------------------------------

AIM'S APPROACH TO VALUE

As the name implies, value investing typically means shopping for bargains. Many value managers simply purchase stocks whose prices have dropped--and then hope for a rebound.

AT AIM, WE TAKE THE PROCESS FURTHER.

Low prices serve as a starting point for researching attractive companies with proven track records. AIM portfolio managers compare a company's stock price to its calculated intrinsic value and then analyze the stock's appreciation potential.

    With our value discipline, you may benefit from both the growth in earnings and the temporary discount to fair value.

    We follow four basic rules for our value discipline by:

o   Focusing on individual companies-- not industries, sectors or countries
o   Purchasing stocks selling at a discount to their relative value
o   Reducing reliance on uncertain forecasts of future events
o   Maintaining a strong sell discipline

AIM's value discipline allows us to invest in attractive companies that aren't priced at a premium. It provides shareholders broad diversification across different industries and sectors.

Value investing may be appropriate when the broad stock market appears overvalued. This approach also takes advantage of the natural volatility in prices and earnings.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM LARGE CAP BASIC VALUE FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

A PROSPEROUS RETIREMENT: IT'S UP TO YOU, AND IT CAN BE DONE

Many experts predict that Social Security could go broke sometime between 2020 and 2030 as the number of retirees outpaces the ability of the workforce to pay for their benefits through taxes. Lawmakers are sharply divided on ways to remedy this impending problem.
    Meanwhile, the Social Security Administration is sending Americans a wake-up call. The agency now mails annual contributions and benefit statements to all workers covered by Social Security. You should receive your statement three months before your birthday.
    The most important information in the statement is an estimate of the monthly retirement benefit you will receive at age 62, at full retirement and at age 70. Many people may be shocked to learn how small that amount will be.

RETIREMENT IS EXPENSIVE
Social Security and pensions account for only 43% of the retirement income needed by affluent retirees, according to the Social Security Administration and the U.S. Bureau of Labor Statistics. The other 57% may need to come from personal savings. Financial experts estimate that most people will need about 75% of their current annual income to maintain their lifestyle in retirement.

If you're depending on Social Security alone, you may have to scale back your lifestyle considerably upon retirement.

WOULD YOU RATHER BE A MILLIONAIRE?
Of course you would. What to do? You could try to become a guest on the hit television quiz show. A more practical way is to save and invest now for a comfortable retirement later. But remember: when planning for retirement, time can be your best friend--or your worst enemy. Time can affect your retirement plans in three ways.
o The longer you wait to begin saving for retirement, the more you'll have to save to accumulate the nest egg you'll need, as the table nearby shows.
o Even modest inflation means that each dollar you save today will be less valuable 20 or 30 or 40 years from now. Over a 25-year period, a 2% annual rate of inflation reduces the value (the "buying power") of $1,000 to just $610.
o As Americans live longer, they need their retirement savings to last longer. More and more Americans each year outlive their savings.
Let's estimate you'll need $1 million to live comfortably in retirement. How much will you need to save each month to reach your goal--if you start early, or if you wait to begin saving?

THE LESSON? START SAVING EARLY
Procrastination can be expensive. The longer you wait to begin your retirement saving plan, the more you'll have to save

WILL YOU HAVE ENOUGH FOR RETIREMENT?
Social Security and pensions account for 43% of the retirement income needed by affluent retirees. The rest must come from personal savings.

================================================================================
PIE GRAPH
--------------------------------------------------------------------------------
SOCIAL SECURITY AND PENSIONS    43%
PERSONAL SAVINGS                57%

Source: Social Security Administration and U.S. Bureau of Labor Statistics
================================================================================

================================================================================
                                     [PHOTO]

STARTING EARLY MAKES IT EASIER TO SAVE FOR RETIREMENT

                 YEARS TO                                 MONTHLY SAVINGS
CURRENT          SAVE UNTIL         RETIREMENT            NEEDED TO
AGE              RETIREMENT         SAVINGS GOAL          REACH GOAL
--------------------------------------------------------------------------------
25               40                 $1,000,000            $    85
35               30                 $1,000,000            $   284
45               20                 $1,000,000            $ 1,001
55               10                 $1,000,000            $ 4,305

All figures assume a 12% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year and there is no guarantee that a specific rate of return will be achieved.
================================================================================

                         AIM LARGE CAP BASIC VALUE FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


each month to build an adequate retirement nest egg. The person who starts saving at age 25 may be able to accumulate $1 million by saving just $85 a month. Someone who waits to age 35 before beginning to save for retirement will have to contribute more than three times as much each month to make up for lost time!

START WITH A PRACTICAL INVESTMENT PLAN
A comfortable retirement is within your reach. But you will need a practical investment plan to get there. So consider the four steps described here and talk them over with your financial advisor. He or she can help you devise a plan and choose investments suited to your unique circumstances.

1. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your stand-point, the employer contribution is "free" money.
2. CONTRIBUTE TO AN IRA TOO. Even if you cannot deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And don't forget the added advantage of the spousal IRA.
3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.
4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

DOLLAR-COST AVERAGING TYPICALLY LOWERS THE COST OF INVESTING
One simple way to save for retirement is to use an installment plan. With a strategy called dollar-cost averaging, you can commit a fixed amount of money to an investment at regular intervals. There are several advantages to this plan:
o Regular investing of equal amounts helps you make the most of market highs and lows. You automatically buy more shares when prices are low and fewer shares when prices are high.
o Your average cost per share is less than your average price per share. The only time this would not occur is if the share price remained constant.
o This strategy is especially appropriate for long-term investments, such as retirement plans, because the longer you maintain a regular investment program, the more likely you will be to buy shares at a wide variety of prices.
o By systematically investing, you will be less tempted to make decisions on the basis of short-term events and your emotions. Your fortunes as an investor won't depend on your ability to make the right call about future trends. Of course, no investment strategy--even dollar-cost averaging--is guaranteed to result in profits or protect against losses in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases through periods of low price levels.

WHAT SHOULD YOU DO?
Visit your financial advisor. He or she can help you determine how much money you'll actually need in retirement and how to earn that money through careful investments.

================================================================================
DOLLAR-COST AVERAGING LOWERS COST OF INVESTING

                      AMOUNT                    SHARE               SHARES
MONTH                 INVESTED                  PRICE               PURCHASED
--------------------------------------------------------------------------------
JANUARY               $  200.00                 $ 24.00               8.333
FEBRUARY              $  200.00                 $ 20.00              10.000
MARCH                 $  200.00                 $ 14.00              14.286
APRIL                 $  200.00                 $ 18.00              11.111
MAY                   $  200.00                 $ 22.00               9.091
JUNE                  $  200.00                 $ 24.00               8.333
SIX-MONTH TOTAL       $1,200.00                 $122.00              61.154

Average price per share: $122.00 divided by 6 equals $20.33;
Average cost to you per share: $1,200.00 divided by 61.154 equals $19.62
--------------------------------------------------------------------------------



                         AIM LARGE CAP BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                          SHARES     VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-94.34%

AUTOMOBILES-1.57%

General Motors Corp.                         200   $   18,725
-------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.89%

FleetBoston Financial Corp.                  300       10,631
-------------------------------------------------------------

BANKS (MONEY CENTER)-2.05%

Bank of America Corp.                        500       24,500
-------------------------------------------------------------

CHEMICALS-1.69%

Air Products & Chemicals, Inc.               650       20,191
-------------------------------------------------------------

COMPUTERS (HARDWARE)-2.81%

International Business Machines Corp.        300       33,487
-------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.09%

BMC Software, Inc.(a)                        200        9,362
-------------------------------------------------------------
Computer Associates International, Inc.      500       27,906
-------------------------------------------------------------
Unisys Corp.(a)                              500       11,594
-------------------------------------------------------------
                                                       48,862
-------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.56%

McKesson HBOC, Inc.                        1,100       18,562
-------------------------------------------------------------

ELECTRIC COMPANIES-4.31%

Central and South West Corp.                 700       15,181
-------------------------------------------------------------
Niagara Mohawk Holdings Inc.(a)            1,400       19,425
-------------------------------------------------------------
Texas Utilities Co.                          500       16,844
-------------------------------------------------------------
                                                       51,450
-------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.96%

Koninklijke (Royal) Phillips Electronics
  N.V.-ADR (Netherlands)                   1,200       53,550
-------------------------------------------------------------
Sony Corp.-ADR (Japan)                        25        5,641
-------------------------------------------------------------
                                                       59,191
-------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-8.70%

Associates First Capital Corp.-Class A       500       11,094
-------------------------------------------------------------
Citigroup Inc.                               600       35,663
-------------------------------------------------------------
Fannie Mae                                   400       24,125
-------------------------------------------------------------
Freddie Mac                                  300       13,781
-------------------------------------------------------------
MGIC Investment Corp.                        400       19,125
-------------------------------------------------------------
                                                      103,788
-------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.49%

Pharmacia Corp.                              357       17,828
-------------------------------------------------------------
HEALTH CARE (HOSPITAL MANAGEMENT)-5.45%

Columbia/HCA Healthcare Corp.              1,000       28,438
-------------------------------------------------------------

                                                     MARKET
                                          SHARES     VALUE
HEALTH CARE (HOSPITAL MANAGEMENT)-(CONTINUED)

Health Management Associates, Inc.-Class
  A(a)                                     2,300   $   36,656
-------------------------------------------------------------
                                                       65,094
-------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.80%

Manor Care, Inc.(a)                          800        9,550
-------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-3.35%

UnitedHealth Group Inc.                      600       40,013
-------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.17%

Beckman Coulter, Inc.                        400       25,925
-------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.15%

American International Group, Inc.           125       13,711
-------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-1.60%

XL Capital Ltd.-Class A                      400       19,050
-------------------------------------------------------------

INSURANCE BROKERS-2.27%

Aon Corp.                                  1,000       27,063
-------------------------------------------------------------

INVESTMENT MANAGEMENT-1.35%

Franklin Resources, Inc.                     500       16,125
-------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.95%

Mattel, Inc.                               1,900       23,275
-------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.45%

Minnesota Mining and Manufacturing Co.       200       17,300
-------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-2.34%

Parker-Hannifin Corp.                        600       27,900
-------------------------------------------------------------

NATURAL GAS-2.74%

Dynegy Inc.-Class A                          500       32,719
-------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-9.20%

Diamond Offshore Drilling, Inc.              400       16,125
-------------------------------------------------------------
ENSCO International Inc.                     800       26,550
-------------------------------------------------------------
Schlumberger Ltd.                            400       30,625
-------------------------------------------------------------
Transocean Sedco Forex Inc.                  777       36,519
-------------------------------------------------------------
                                                      109,819
-------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-4.68%

BP Amoco PLC-ADR (United Kingdom)            492       25,092
-------------------------------------------------------------
Exxon Mobil Corp.                            396       30,764
-------------------------------------------------------------
                                                       55,856
-------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.54%

International Paper Co.                      500       18,375
-------------------------------------------------------------

                                                     MARKET
                                          SHARES     VALUE
RETAIL (DEPARTMENT STORES)-0.85%

Federated Department Stores, Inc.(a)         300   $   10,200
-------------------------------------------------------------

RETAIL (FOOD CHAINS)-4.21%

Albertson's, Inc.                            800       26,050
-------------------------------------------------------------
Kroger Co. (The)(a)                        1,300       24,131
-------------------------------------------------------------
                                                       50,181
-------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.14%

IMS Health, Inc.                             800       13,650
-------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.16%

SunGard Data Systems, Inc.(a)                400       13,825
-------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.86%

First Data Corp.                             700       34,081
-------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.57%

AT&T Corp.                                   400       18,675
-------------------------------------------------------------

TELEPHONE-2.96%

Bell Atlantic Corp.                          300       17,775
-------------------------------------------------------------
SBC Communications Inc.                      400       17,525
-------------------------------------------------------------
                                                       35,300
-------------------------------------------------------------

                                                     MARKET
                                          SHARES     VALUE
TOBACCO-1.10%

Philip Morris Cos. Inc.                      600   $   13,125
-------------------------------------------------------------

WASTE MANAGEMENT-2.33%

Waste Management, Inc.                     1,750       27,781
-------------------------------------------------------------
    Total Common Stocks & Other Equity
    Interests (Cost $1,146,179)                     1,125,808
-------------------------------------------------------------

                                         PRINCIPAL
                                          AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-3.02%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-3.02%

Discount Notes, 5.88%, 05/01/00 (Cost
  $36,000)(b)                             $36,000    $   36,000
---------------------------------------------------------------
TOTAL INVESTMENTS-97.36% (Cost
  $1,182,179)                                         1,161,808
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.64%                      31,504
---------------------------------------------------------------
NET ASSETS-100.00%                                   $1,193,312
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (Cost $1,182,179)  $  1,161,808
------------------------------------------------------------
Receivables for:
  Amount due from Advisor                             35,149
------------------------------------------------------------
  Capital stock sold                                      25
------------------------------------------------------------
  Dividends                                            1,183
------------------------------------------------------------
Investment for deferred compensation plan              3,906
------------------------------------------------------------
Other assets                                          15,699
------------------------------------------------------------
    Total assets                                   1,217,770
------------------------------------------------------------

LIABILITIES:

Payables for:
  Deferred compensation plan                           3,906
------------------------------------------------------------
Accrued administrative services fees                   4,098
------------------------------------------------------------
Accrued distribution fees                                347
------------------------------------------------------------
Accrued directors' fees                                  570
------------------------------------------------------------
Accrued transfer agent fees                              309
------------------------------------------------------------
Accrued operating expenses                            15,228
------------------------------------------------------------
    Total liabilities                                 24,458
------------------------------------------------------------
Net assets applicable to shares outstanding     $  1,193,312
============================================================

NET ASSETS:

Class A                                         $  1,193,312
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                        112,981
------------------------------------------------------------
Class A:
  Net asset value and redemption price per
    share                                       $      10.56
------------------------------------------------------------
  Offering price per share:
    (Net asset value of
      $10.56 divided by 94.50%)                 $      11.17
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax $86)     $  8,018
-----------------------------------------------------------
Interest                                              1,949
-----------------------------------------------------------
    Total investment income                           9,967
-----------------------------------------------------------

EXPENSES:

Advisory fees                                         3,322
-----------------------------------------------------------
Administrative services fees                         24,863
-----------------------------------------------------------
Custodian fees                                        2,692
-----------------------------------------------------------
Distribution fees-Class A                             1,933
-----------------------------------------------------------
Transfer agent fees-Class A                             911
-----------------------------------------------------------
Printing                                              8,112
-----------------------------------------------------------
Professional fees                                    24,068
-----------------------------------------------------------
Directors' fees                                       4,082
-----------------------------------------------------------
Other                                                10,417
-----------------------------------------------------------
    Total expenses                                   80,400
-----------------------------------------------------------
Less: Fees waived and expenses reimbursed           (73,466)
-----------------------------------------------------------
    Expenses paid indirectly                            (17)
-----------------------------------------------------------
    Net expenses                                      6,917
-----------------------------------------------------------
Net investment income                                 3,050
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES

Net realized gain from investment securities         99,366
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                              64,702
-----------------------------------------------------------
Net gain on investment securities                   164,068
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                       $167,118
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the period June 30, 1999 (date operations commenced) through October 31, 1999
(Unaudited)

                                                              APRIL 30,     OCTOBER 31,
                                                                 2000          1999
                                                              ----------    -----------
OPERATIONS:

  Net investment income                                       $    3,050    $    3,308
---------------------------------------------------------------------------------------
  Net realized gain from investment securities                    99,366         8,496
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         64,702       (85,073)
---------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 167,118       (73,269)
---------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                        (19,234)           --
---------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                        (12,288)           --
---------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                        (95,391)    1,226,376
---------------------------------------------------------------------------------------
    Net increase in net assets                                    40,205     1,153,107
---------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,153,107            --
---------------------------------------------------------------------------------------
  End of period                                               $1,193,312    $1,153,107
=======================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,126,969    $1,222,360
---------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (8,860)        7,324
---------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities      95,574         8,496
---------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   (20,371)      (85,073)
---------------------------------------------------------------------------------------
                                                              $1,193,312    $1,153,107
=======================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios. The Fund currently consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares will be sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions--Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses--Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A Shares to 1.25% (e.g. if AIM waives 0.42% of Class A expenses, AIM will also waive 0.42% of Class B and Class C expenses). During the six months ended April 30, 2000, AIM waived fees of $3,322 and reimbursed expenses of $70,144.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $24,863 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $198 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, shares paid AIM Distributors $1,933 as compensation under the Plans.
    AIM Distributors received commissions of $100 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $0 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
    During the six months ended April 30, 2000, the Fund paid legal fees of $1,325 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $346,833 and $426,377, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 132,398
-----------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (156,298)
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                  $ (23,900)
=======================================================================
Cost of investments for tax purposes is $1,185,708.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the period June 30, 1999 (date operations commenced) through October 31, 1999 were as follows:

                                                                 APRIL 30, 2000         OCTOBER 31, 1999
                                                              --------------------    ---------------------
                                                              SHARES      AMOUNT      SHARES       AMOUNT
                                                              -------    ---------    -------    ----------
Sold:
  Class A                                                      10,248    $  99,260    125,927    $1,256,078
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       3,346       31,522         --            --
-----------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (23,348)    (226,173)    (3,192)      (29,702)
-----------------------------------------------------------------------------------------------------------
                                                               (9,754)   $ (95,391)   122,735    $1,226,376
===========================================================================================================

NOTE 7-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                              CLASS A
                                                                ------------------------------------
                                                                                        JUNE 30,
                                                                                          1999
                                                                                    (DATE OPERATIONS
                                                                                       COMMENCED)
                                                                SIX MONTHS ENDED           TO
                                                                   APRIL 30,          OCTOBER 31,
                                                                      2000                1999
                                                                ----------------    ----------------
Net asset value, beginning of period                                 $ 9.40             $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.04                0.03
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        1.42               (0.63)
----------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.46               (0.60)
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.18)                 --
----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               (0.12)                 --
----------------------------------------------------------------------------------------------------
    Total distributions                                               (0.30)                 --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.56             $  9.40
====================================================================================================
Total return(a)                                                       15.86%              (6.00)%
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $1,193             $ 1,153
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     1.25%(b)            1.25%(c)
====================================================================================================
  Without fee waivers                                                 14.56%(b)           10.02%(c)
====================================================================================================
Ratio of net investment income (loss) to average net assets            0.55%(b)            0.87%(c)
====================================================================================================
Portfolio turnover rate                                                  33%                 10%
====================================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $1,110,505.
(c)  Annualized.

BOARD OF DIRECTORS                               OFFICERS                                  OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                          11 Greenway Plaza
Chairman                                         Chairman                                  Suite 100
A I M Management Group Inc.                                                                Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                 INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                          A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary       11 Greenway Plaza
Chief Executive Officer                                                                    Suite 100
COMSAT Corporation                               Gary T. Crum                              Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                               TRANSFER AGENT
Director                                         Edgar M. Larsen
Cortland Trust Inc.                              Senior Vice President                     A I M Fund Services, Inc.
                                                                                           P.O. Box 4739
Edward K. Dunn Jr.                               Dana R. Sutton                            Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President and Treasurer
Formerly Vice Chairman and President,                                                      CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Melville B. Cox
President, Mercantile Bankshares                 Vice President                            State Street Bank and Trust Company
                                                                                           225 Franklin Street
Jack Fields                                      Mary J. Benson                            Boston, MA 02110
Chief Executive Officer                          Assistant Vice President and
Texana Global, Inc.;                             Assistant Treasurer                       COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives             Sheri Morris                              Ballard Spahr
                                                 Assistant Vice President and              Andrews & Ingersoll, LLP
Carl Frischling                                  Assistant Treasurer                       1735 Market Street
Partner                                                                                    Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP            Renee A. Friedli
                                                 Assistant Secretary                       COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer            P. Michelle Grace                         Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                      Assistant Secretary                       919 Third Avenue
                                                                                           New York, NY 10022
Prema Mathai-Davis                               Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.      Assistant Secretary                       DISTRIBUTOR

Lewis F. Pennock                                 Ofelia M. Mayo                            A I M Distributors, Inc.
Attorney                                         Assistant Secretary                       11 Greenway Plaza
                                                                                           Suite 100
Louis S. Sklar                                   Lisa A. Moss                              Houston, TX 77046
Executive Vice President                         Assistant Secretary
Hines Interests
Limited Partnership                              Kathleen J. Pflueger
                                                 Assistant Secretary

                                                 Samuel D. Sirko
                                                 Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                  MONEY MARKET FUNDS
AIM Aggressive Growth Fund                    AIM Money Market Fund                         A I M Management Group Inc.
AIM Blue Chip Fund                            AIM Tax-Exempt Cash Fund                      has provided leadership in the
AIM Capital Development Fund                                                                mutual fund industry since
AIM Constellation Fund(1)                     INTERNATIONAL GROWTH FUNDS                    1976 and managed approximately
AIM Dent Demographic Trends Fund              AIM Advisor International Value Fund          $176 billion in assets for
AIM Emerging Growth Fund                      AIM Asian Growth Fund                         more than 7.4 million
AIM Large Cap Growth Fund                     AIM Developing Markets Fund                   shareholders, including
AIM Large Cap Opportunities Fund              AIM Euroland Growth Fund(5)                   individual investors,
AIM Mid Cap Equity Fund                       AIM European Development Fund                 corporate clients and
AIM Mid Cap Growth Fund                       AIM International Equity Fund                 financial institutions, as of
AIM Mid Cap Opportunities Fund(2)             AIM Japan Growth Fund                         March 31, 2000.
AIM Select Growth Fund                        AIM Latin American Growth Fund                    The AIM Family of
AIM Small Cap Growth Fund(3)                                                                Funds--Registered Trademark--
AIM Small Cap Opportunities Fund(4)           GLOBAL GROWTH FUNDS                           is distributed nationwide, and
AIM Value Fund                                AIM Global Aggressive Growth Fund             AIM today is the
AIM Weingarten Fund                           AIM Global Growth Fund                        eighth-largest mutual fund
                                              AIM Global Trends Fund(6)                     complex in the United States
GROWTH & INCOME FUNDS                                                                       in assets under management,
AIM Advisor Flex Fund                         GLOBAL GROWTH & INCOME FUNDS                  according to Strategic
AIM Advisor Real Estate Fund                  AIM Global Utilities Fund                     Insight, an independent mutual
AIM Balanced Fund                                                                           fund monitor.
AIM Basic Value Fund                          GLOBAL INCOME FUNDS
AIM Charter Fund                              AIM Global Income Fund
                                              AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                        THEME FUNDS
AIM High Yield Fund                           AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                        AIM Global Financial Services Fund
AIM Income Fund                               AIM Global Health Care Fund
AIM Intermediate Government Fund              AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund            AIM Global Resources Fund
                                              AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


[DALBAR LOGO
APPEARS HERE]


A I M Distributors, Inc.

                                                                      LCBV-SAR-1